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                                                                    Exhibit 99.9

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                            WASHINGTON, D.C. 20219

                               ----------------

                                AMENDMENT NO. 1
                                      TO
                                   FORM F-2
                                 ANNUAL REPORT
                                    UNDER
               SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934
                    FOR FISCAL YEAR ENDED DECEMBER 31, 1993

                               ----------------

                                 COMMERCE BANK

                            A VIRGINIA CORPORATION

                 TIN 54-1027360    FDIC CERTIFICATE NO. 512927

                             5101 CLEVELAND STREET
                        VIRGINIA BEACH, VIRGINIA 23462
                                (804) 456-1005

          SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT: None

SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT: Common Stock (Par Value 2.50)


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ITEM 11. EXHIBITS, FINANCIAL STATEMENTS, SCHEDULES AND REPORTS ON FORM 3

     Commerce Bank (the "Bank") hereby amends its Form F-2 Annual Report for the year ended December 31, 1993 to include as an exhibit under this Item 11 the report of its former independent auditors, Coopers & Lybrand, with respect to that firm's audit of the financial statements of the Bank at December 31, 1992 and for each of the two years in the period ended December 31, 1992.

                                 ------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this Amendment No. 1 to its Form F-2 Annual Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          COMMERCE BANK


Dated: August 29, 1994
                                          By:
                                             ----------------------------------
                                              Gerald T. McDonald
                                              Executive Vice President
                                              and Chief Financial Officer